August 21, 2000

                               SCHWARTZ VALUE FUND
                            SUPPLEMENT TO PROSPECTUS


     The Prospectus, dated May 1, 2000, of the Schwartz Value Fund (the "Fund") is hereby amended to reflect the following new information:

New Transfer Agent
------------------

The Fund has appointed Ultimus Fund Solutions, LLC as the new transfer agent of the Fund.

Address of Fund
---------------

Inquiries concerning the Fund or shareholder accounts, and orders to purchase or redeem shares of the Fund should now be addressed to:

                    Schwartz Value Fund
                    c/o Ultimus Fund Solutions, LLC
                    P.O. Box 46707
                    Cincinnati, Ohio 45246

For persons desiring to invest in the Fund by bank wire, your bank should now use the following wire instructions:

                    Fifth Third Bank
                    ABA #042 000 314
                    Attn: Schwartz Value Fund
                    Acct# 999-43227
                    For further credit to:  [shareholder's name and Acct.#]

For further information concerning purchases or redemptions of Fund shares, see "How to Purchase Shares" and "How to Redeem Shares" in the Prospectus.

                            SCHWARTZ INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2000
                             REVISED AUGUST 21, 2000

                               SCHWARTZ VALUE FUND

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Schwartz Value Fund dated May 1, 2000. A copy of the Fund's Prospectus can be obtained by writing the Fund at 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, or by calling the Fund at 248-644-8500.

                       STATEMENT OF ADDITIONAL INFORMATION

                            Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301

                                TABLE OF CONTENTS
                                -----------------
                                                                            PAGE
                                                                            ----

THE FUND.......................................................................3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..................................3

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS........................8

INVESTMENT LIMITATIONS........................................................12

TRUSTEES AND OFFICERS.........................................................14

THE INVESTMENT ADVISER........................................................15

THE DISTRIBUTOR...............................................................16

SECURITIES TRANSACTIONS.......................................................16

PORTFOLIO TURNOVER............................................................18

CALCULATION OF SHARE PRICE....................................................18

TAXES.........................................................................18

REDEMPTION IN KIND............................................................19

HISTORICAL PERFORMANCE INFORMATION............................................20

PRINCIPAL SECURITY HOLDERS....................................................21

CUSTODIAN.....................................................................22

AUDITORS......................................................................22

TRANSFER AGENT................................................................22

ANNUAL REPORT.................................................................22

THE FUND
--------

     Schwartz Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers one series of shares to investors, the Schwartz Value Fund (the "Fund"). Prior to June 1, 1994, the name of the Fund was The RCM Fund.

     Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Fund's outstanding shares. The Fund will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Fund without his express consent.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objective, Investment Strategies and Risk Considerations") appears below:

     MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, such note is liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     WHEN-ISSUED SECURITIES. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Fund may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Fund will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

     When the time comes for the Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. The Fund does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. At the time the Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal at least 102% of the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the collateral, including accrued interest, will at all times equal at least 102% of the value of the repurchase agreement. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the

Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. Agencies and instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business

Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury.

     FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the securities (payable in U.S. dollars) of foreign issuers. Because the Fund may invest in foreign securities, investment in the Fund involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

     BORROWING. The Fund may borrow from banks for the clearance of securities transactions but only as a temporary measure for emergency or extraordinary purposes in an amount not exceeding 5% of the Fund's total assets. The Fund's policy on borrowing is a fundamental policy which may not be changed without the affirmative vote of a majority of its outstanding shares.

     INVESTMENT COMPANY SECURITIES. The Fund may also invest up to 10% of its total assets in securities of other investment companies. Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company.

     SHORT-TERM TRADING. The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes."

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS
-------------------------------------------------------

     It is not the Adviser's intention to have the Fund invested in debt securities primarily for capital appreciation. The Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser's analysis of economic and market conditions. There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein. When the Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from one day to thirty years) will be based in large measure both on the Adviser's perception as to general risk levels in the debt market versus the equity market, and on the Adviser's perception of the future trend and term structure of interest rates.

     Although the Fund invests primarily in common stocks, the Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group. The Fund does not hold, nor intend to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than "investment grade" by either of these two rating organizations. Lower-rated debt securities (commonly called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness.

     THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR CORPORATE BONDS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     ------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC - The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C - A preferred stock rated C is a non-paying issue.

     D - A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     General Risk Factors of Fixed-Income Securities
     -----------------------------------------------

     Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the return and net asset value of a Fund will fluctuate.

     Risk Factors of Lower-Rated Securities
     --------------------------------------

     Lower-rated debt securities (commonly called "junk bonds") may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated bonds and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated bonds and of the value of the Fund's shares, and an increase in issuers' defaults on such bonds.

     Also, many issuers of lower-rated bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Fund invests are subordinated to the prior payment of senior indebtedness, thus potentially limiting the Fund's ability to recover full principal or to receive payments when senior securities are in default.

     The credit rating of a security does not necessarily address its market value risk. Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by the Fund have speculative characteristics which are apt to increase in number and significance with each lower rating category.

     When the secondary market for lower-rated bonds becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated bonds, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the market for lower-rated bonds may affect the Fund's ability to dispose of portfolio securities at a desirable price.

     In addition, if the Fund experiences unexpected net redemptions, it could be forced to sell all or a portion of its lower-rated bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. Also, prices of lower-rated bonds have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the Fund's investments in lower-rated bonds.

INVESTMENT LIMITATIONS
----------------------

     The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The Fund may not:

     1. Borrow amounts in excess of 5% of the Fund's total assets, except as a temporary measure for extraordinary or emergency purposes.

     2. Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

     3.   Invest 25% or more of the Fund's total assets in any one industry.

     4. Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

     5. Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

     6. Purchase the securities of an issuer (other than the United States Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer.

     7. Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

     8.   Invest for the purpose of exercising control of management.

     9. Issue senior securities as defined in the Investment Company Act of 1940 or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund's total assets, taken at the lesser of cost or market value.

     10. Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     11. Sell any securities short unless, by virtue of the Fund's ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

     12. Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

     13. Invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

     With respect to the percentages adopted by the Fund as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Fund has never made, nor does it presently intend to make, short sales of securities "against the box" as described in investment limitation 11. This statement of intention reflects a nonfundamental policy which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS
---------------------

     The following is a list of the Trustees and executive officers of the Fund and their aggregate compensation from the Fund for the fiscal year ended December 31, 1999. Each Trustee who is an "interested person" of the Fund, as defined by the Investment Company Act of 1940, is indicated by an asterisk. Gregory J. Schwartz and George P. Schwartz are brothers.

NAME                            AGE            POSITION HELD                  COMPENSATION
----                            ---    -------------------------------        ------------
*Gregory J. Schwartz             58    Chairman of the Board/Trustee             $     0
*George P. Schwartz, CFA         55    President/Trustee                               0
+Donald J. Dawson, Jr.           53    Trustee                                     7,000
+Fred A. Erb                     77    Trustee                                     7,000
+John J. McHale                  78    Trustee                                     7,000
+Sidney F. McKenna               77    Trustee                                     7,000
 Richard L. Platte, Jr., CFA     49    Vice President and Secretary                    0
 Timothy S. Schwartz             28    Treasurer                                       0

* Gregory J. Schwartz and George P. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund's investment adviser, are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

+    Member of Audit Committee.

     The principal occupations of the Trustees and executive officers of the Fund during the past five years are set forth below:

     GREGORY J. SCHWARTZ, 3707 W. Maple Road, Bloomfield Hills, Michigan, is Chairman of Schwartz Investment Counsel, Inc., the Fund's investment manager, and is President and Chief Executive Officer of Gregory J. Schwartz & Co., Inc., an investment banking firm which serves as the Fund's distributor. He is also President of Bloomfield Town Center, a real estate management company.

     GEORGE P. SCHWARTZ, CFA, 3707 W. Maple Road, Bloomfield Hills, Michigan, is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and is the portfolio manager of the Fund.

     DONALD J. DAWSON, JR., 333 West Seventh Street, Royal Oak, Michigan, is President of Payroll 1, Inc. (a payroll processing company).

     FRED A. ERB, 44 East Long Lake Road, Bloomfield Hills, Michigan, is the Chairman and Chief Executive Officer of Edgemere Enterprises, Inc. (a real estate investment, development and management company). He is also the Chairman of D.I.Y. Home Warehouse (a retail building supplies company).

     JOHN J. McHALE, 2014 Royal Fern Court, Palm City, Florida, is retired as the President of the Montreal Expos (a major league baseball team). He is President of Japan Sports System, Inc. (owners and operators of professional baseball franchises). He is also a director of Perini Corp. (a construction and real estate company).

     SIDNEY F. McKENNA, 3707 W. Maple Road, Bloomfield Hills, Michigan, is retired Senior Vice President of United Technologies Corporation (a major manufacturer of aircraft engines and other industrial products).

     RICHARD L. PLATTE, JR., CFA, 3707 W. Maple Road, Bloomfield Hills, Michigan, is Executive Vice President, Secretary and Treasurer of Schwartz Investment Counsel, Inc.

     TIMOTHY S. SCHWARTZ 3707 W. Maple Road, Bloomfield Hills, Michigan, is a member of Schwartz Investment Counsel, Inc. He assists the Adviser in the day-to-day operations of the Fund.

THE INVESTMENT ADVISER
----------------------

     Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Bloomfield Hills, Michigan, is the Fund's investment manager. George P. Schwartz and Gregory J. Schwartz, as the controlling shareholders of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the investment advisory agreement between the Fund and the Adviser, the Adviser manages the Fund's investments. The Fund pays the Adviser a fee computed and accrued daily and paid quarterly at an annual rate of 1.5% of its average daily net assets up to $75,000,000, 1.25% of such assets from $75,000,000 to $100,000,000 and 1% of such assets in excess of $100,000,000. For the fiscal years ended December 31, 1999, 1998 and 1997, the Fund paid advisory fees of $796,035, $1,024,114, and $940,830, respectively.

     The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Fund, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Fund's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Fund who is an officer, director or employee of the Adviser are paid by the Adviser, except that the Fund reimburses all officers and Trustees, including those who may be officers, directors or employees of the Adviser, for actual reasonable out-of-pocket costs related to attending meetings of the Fund's Trustees.

     By its terms, the Fund's investment advisory agreement will remain in force until January 28, 2001 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Fund, by a vote cast in person at a meeting called for the purpose of voting such approval. The Fund's investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

THE DISTRIBUTOR
---------------

     Gregory J. Schwartz & Co., Inc. (the "Distributor") is the principal underwriter of shares of the Fund. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor pays from its own resources promotional expenses in connection with the distribution of the Fund's shares and any other expenses incurred by it in the performance of its obligations under the Underwriting Agreement with the Fund.

     Gregory J. Schwartz is principal owner of the Distributor. The Adviser pays, out of its legitimate profits, commissions to the Distributor which are based on gross proceeds of Fund shares purchased for which the Distributor is responsible for recommending for investment in the Fund. Such commissions are equal to 4%. Upon redemption of Fund shares for any reason at any time prior to the one-year anniversary of the applicable subscription date of such shares, the Distributor refunds to the Adviser 75% of the commission paid upon the original purchase of such shares. Upon redemption of Fund shares after the one-year anniversary of the applicable subscription date of such shares, but prior to the two-year anniversary, the Distributor refunds to the Adviser 37.5% of the commission paid upon the original purchase of such shares. For the fiscal periods ended December 31, 1999, 1998 and 1997, the Adviser paid the Distributor compensation of $84,936, $167,426 and $209,234, respectively, in respect to sales of shares of the Fund to the Distributor's clients.

SECURITIES TRANSACTIONS
-----------------------

     Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Fund. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the fiscal years ended December 31, 1999, 1998 and 1997, the Fund paid brokerage commissions of $193,191, $186,705 and $122,882, respectively.

     Generally, the Fund attempts to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Fund may be purchased directly from the issuer.

     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.

     The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Fund, the Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.

CODE OF ETHICS. The Fund, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Codes significantly restricts the personal investing activities of all employees of the Fund, the Adviser and the Distributor and, as described below, imposes additional, more onerous, restrictions on investment personnel. No employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by the Fund. Furthermore, the Codes each provide for trading "blackout periods" which prohibit trading by investment personnel within periods of trading by the Fund in the same (or equivalent) security.

PORTFOLIO TURNOVER
------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. The Adviser anticipates that the portfolio turnover rate for the Fund normally will not exceed 100%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended December 31, 1999 and 1998, the Fund's portfolio turnover rate was 59% and 54%, respectively.

CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Fund is open for business. The Fund is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Fund may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     The Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     On July 19, 1993, prior to the offering of Fund shares to the public, the Fund exchanged its shares for portfolio securities of RCM Partners Limited Partnership, a Michigan limited partnership (the "Partnership"), after which the Partnership dissolved and distributed the Fund shares received pro rata to its partners. Following this exchange transaction (the "Exchange"), partners of the Partnership constituted all of the shareholders of the Fund, except for shares representing seed capital contributed to the Fund by the Adviser. The Exchange was intended to qualify as a tax-free reorganization, with no gain or loss to be recognized by the Partnership or its partners. As a result of this Exchange, the Fund acquired securities that had appreciated in value from the date they were originally acquired by the Partnership. If these appreciated securities are subsequently sold, the amount of the gain will be taxable to future shareholders as well as to shareholders who received Fund shares in the Exchange. The effect of this for future shareholders would be to immediately tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on shareholders who received Fund shares in the Exchange would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of December 31, 1999, the Fund had no capital loss carryforwards for federal income tax purposes.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar  year.  Generally  the  "required  distribution"  is 98% of the  Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     The Fund is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------

     The Fund, when it is deemed to be in the shareholders best interests, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                P (1 + T)  = ERV
Where:

P =   a hypothetical initial payment of $1,000
T =   average annual total return
n =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and will include performance of the Partnership prior to July 20, 1993. It should be noted that: (1) the quoted performance data includes performance for periods before the Fund's registration statement became effective; (2) the Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") during such periods and therefore was not subject to certain investment restrictions imposed by the 1940 Act; and (3) if the Fund had been registered under the 1940 Act during such periods, performance may have been adversely affected. The average annual total returns of the Fund for the periods ended December 31, 1999 are as follows:

                      1 Year                  -2.45%
                      5 Years                  9.12%
                     10 Years                 10.30%

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The Fund may also show, for comparative purposes and as information to Fund shareholders who previously were partners in the Partnership, the return data for the Partnership, and may combine such data for the year of combination. If so, such depiction will be clearly noted in text accompanying such depiction. The Fund's total returns as calculated in this manner for each of the past ten fiscal years are as follows:

        Year Ended
        ----------
        December 31, 1990                    -5.3%
        December 31, 1991                    32.0%
        December 31, 1992                    22.7%
        December 31, 1993                    20.5%
        December 31, 1994                    -6.8%
        December 31, 1995                    16.9%
        December 31, 1996                    18.3%
        December 31, 1997                    28.0%
        December 31, 1998                   -10.4%
        December 31, 1999                   -2.45%

A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Fund's average annual compounded rate of return for the three years ended December 31, 1999 was 3.83%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     From time to time the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, FORTUNE or MORNINGSTAR MUTUAL FUND VALUES. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of April 14, 2000, Community Support Corporation, 958 Western Avenue, Joliet, Illinois 60435, owned of record 5.79% of the outstanding shares of the Fund.

     As of April 14, 2000, the Trustees and officers of the Fund as a group owned of record or beneficially 4.16% of the outstanding shares of the Fund.

CUSTODIAN
---------

     The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, has been retained to act as Custodian for the Fund's investments. The Fifth Third Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------

     The firm of Deloitte & Touche LLP has been selected as independent public accountants for the Fund for the fiscal year ending December 31, 2000. Deloitte & Touche LLP, 1700 Courthouse Plaza Northeast, Dayton, Ohio, performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.

TRANSFER AGENT
--------------

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, processes purchases and redemptions of the Fund's shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, the Fund pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets, provided, however, that the minimum fee is $4,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

     Prior to August 21, 2000, Integrated Fund Services, Inc. ("Integrated"), 312 Walnut Street, Cincinnati, Ohio, served as the Fund's transfer agent, administrator and fund accounting agent. Integrated is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. For the fiscal years ended December 31, 1999, 1998 and 1997, the Fund paid Integrated compensation of $111,129, $141,478 and $130,486, respectively.

ANNUAL REPORT
-------------

     The Fund's financial statements as of December 31, 1999 appear in the Fund's annual report which is attached to this Statement of Additional Information.

                                    SCHWARTZ
                                   VALUE FUND

                                   a series of

                                    SCHWARTZ
                                INVESTMENT TRUST

                                  ANNUAL REPORT

                               for the year ended
                                DECEMBER 31, 1999

   SHAREHOLDER ACCOUNTS                                   CORPORATE OFFICES
   --------------------                                   -----------------
   c/o Countrywide Fund                                   3707 W. Maple Road
      Services, Inc.                                  Bloomfield Hills, MI 48301
      P.O. Box 5354           Schwartz Value Fund           (248) 644-8500
Cincinnati, OH 45201-5354                                 Fax (248) 644-4250
      1-800-543-0407

Dear Fellow Shareowner:

In many ways, 1999 was a repeat of 1998. Looking at the equity indexes, one would assume the financial markets did extremely well in 1999. They did not. Even though the Dow was up 25.2%, the S&P 500 up 21.0%, and the NASDAQ up an astounding 85.5%, most stocks went down in 1999. The averages were again driven by a few heavily weighted, high-priced technology issues. More than 50% of the stocks on the NYSE, the S&P 500 and the NASDAQ declined in 1999. Traditional measures of valuation lost their relevance. The IPO market sizzled and a bubble grew to encompass the techs and Internets. At year-end, a full-fledged mania was driving these sectors and the ten largest companies in the S&P were selling for 54 times estimated earnings, leaving little room for error. The equity market was one of haves and have-nots; a few stocks with high prices and higher expectations, and the great majority of stocks no one cared about. This was a continuation of the trend in recent years of investors' preference for large-cap issues and the avoidance of small-caps, especially small-cap value. Even in the Russell 2000 Index, results were highly stratified. The Growth component of the Russell, which is heavily weighted toward technology, was up 43% while the Value component was down 1.5% in 1999. Bond investors got off no better than most stock investors last year. The total return on long Treasuries was negative 15.1%. It was the second worst year for bonds since 1973.

In this very mixed environment, Schwartz Value Fund was down 2.5% in 1999. With the popular stock averages soaring, it was a frustrating year for those of us concerned with operating fundamentals and managing portfolio risk. Despite the Fund being down last year, most of our companies improved their financial and competitive positions.

With the market's single-minded infatuation with large-cap growth stocks, there has been a great leveling of many small and mid-cap issues. This has created the opportunity to purchase stocks of larger and better companies at little or no premium. These companies are frequently industry leaders with excellent growth prospects. The added liquidity of their stocks further enhances their appeal. We have taken advantage of this opportunity and in a number of cases have already seen some price appreciation reflecting these favorable characteristics. Examples include Nova Corporation, which has gone from our cost of $23 to $32, NCR Corporation from a cost of $30 to $39, Barra, Inc. from $23 to $36 and RSA Security from our cost of $18 to $50. Positions have been established in information technology, housing, real estate and selected financial service companies. Exposure to underperforming issues has been reduced in healthcare and consumer goods industries. These portfolio changes began to bear fruit late last year with the Schwartz Value Fund returning +2.8% during the fourth quarter of 1999 versus the Russell 2000 Value Index of +1.5%.

The current period of economic prosperity is now going into the record books as the longest ever. There is no apparent reason to predict an immediate end to the expansion of the economy, but there is a danger. If the stock prices of the popular market leaders unwind in a serious way this year, there could be a spillover effect on the broader economy. (The wealth effect played out in reverse.) In that environment, investors would certainly become more conscious of risk, and favor current earnings over the mere possibility of future earnings. An increased appreciation of risk would be a boon to the value sector. There are some signs that a rotation favoring value has already begun, witness the extreme volatility of tech and Internet shares in recent weeks. If this trend continues, Schwartz Value Fund will be a beneficiary. It's overdue.

Thanks for investing in the Schwartz Value Fund. Among the many funds in which you could invest, I think you've made a wise decision to put a portion of your assets in this vehicle. In the period ahead, that choice may prove especially wise.

With best regards,

                               SCHWARTZ VALUE FUND
                             /s/ George P. Schwartz
                             George P. Schwartz, CFA
                                    President

February 7, 2000

P.S. A capital gain distribution, representing realized long-term gains of $1.23 per share, was paid December 31, 1999 and the Fund finished the year with a net asset value of $19.74 per share.

                          Annual Total Rates of Return

                              1984   1985   1986    1987    1988   1989    1990    1991   1992   1993
                              ----   ----   ----    ----    ----   ----    ----    ----   ----   ----
SCHWARTZ VALUE FUND(A)        11.1%  21.7%  16.4%   -0.6%   23.1%   8.3%   -5.3%   32.0%  22.7%  20.5%
RUSSELL 2000 VALUE(B)         -1.4%  26.5%   4.9%   -9.1%   26.0%   9.6%  -24.3%   38.0%  26.3%  21.5%
RUSSELL 2000 GROWTH(B)       -17.0%  29.3%   2.6%  -11.4%   18.8%  19.0%  -18.5%   49.6%   6.8%  12.5%
RUSSELL 2000 INDEX(B)         -7.3%  31.1%   5.7%   -8.8%   24.9%  16.2%  -19.5%   46.0%  18.4%  18.9%
NASDAQ COMPOSITE(B)          -11.2%  31.4%   7.4%   -5.3%   15.4%  19.3%  -17.8%   56.8%  15.5%  14.7%
VALUE LINE COMPOSITE(B)       -8.4%  20.7%   5.0%  -10.6%   15.4%  11.2%  -24.3%   27.2%   7.0%  10.7%
STANDARD & POORS 500           6.1%  31.6%  18.7%    5.3%   16.8%  31.6%   -3.2%   30.4%   7.6%  10.1%
CONSUMER PRICE INDEX           4.3%   3.5%   1.1%    4.4%    4.4%   4.6%    6.1%    3.1%   2.9%   2.7%
                                                                                  Compound Annual
                                                                                  Rates of Return
                                                                            --------------------------
                              1994    1995   1996   1997    1998     1999   3 Year   10 Year   16 Year
                              ----    ----   ----   ----    ----     ----   ------   -------   -------
SCHWARTZ VALUE FUND(A)        -6.8%   16.9%  18.3%  28.0%  -10.4%   -2.5%     3.8%     10.3%     11.3%
RUSSELL 2000 VALUE(B)         -3.7%   22.7%  18.4%  28.9%   -8.5%   -1.5%     5.1%     10.0%      9.5%
RUSSELL 2000 GROWTH(B)        -3.1%   30.1%  10.7%  12.5%    0.8%   42.5%    17.3%     12.7%      9.9%
RUSSELL 2000 INDEX(B)         -3.2%   26.2%  14.8%  20.5%   -3.5%   19.6%    11.6%     12.4%     11.2%
NASDAQ COMPOSITE(B)           -3.2%   39.9%  22.7%  21.6%   39.6%   85.5%    46.6%     24.5%     18.2%
VALUE LINE COMPOSITE(B)       -6.0%   19.3%  13.4%  21.1%   -3.8%   -1.4%     4.7%      5.2%      5.1%
STANDARD & POORS 500           1.3%   37.5%  22.9%  33.4%   28.6%   21.0%    27.6%     18.2%     18.1%
CONSUMER PRICE INDEX           2.7%    2.6%   3.3%   1.7%    1.5%    2.7%     2.0%      2.9%      3.2%

----------------
(A) Schwartz Value Fund's performance combines the performance of the Fund, since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(B)   Excludes dividends.

                               SCHWARTZ VALUE FUND
                           Ten Largest Equity Holdings
                                December 31, 1999

                                                                    Market
   Shares                     Company                               Value
   ------                     -------                               ------
   105,000        SPSS Inc.                                       $2,651,250
   125,000        Ottawa Financial Corporation                    $2,265,625
   150,000        Malan Realty Investors, Inc.                    $2,006,250
   240,000        Data Research Associates, Inc.                  $1,920,000
    75,000        Rainbow Technologies, Inc.                      $1,743,750
    35,000        Universal Electronics, Inc.                     $1,610,000
   300,000        Input/Output, Inc.                              $1,518,750
   160,000        Griffon Corporation                             $1,250,000
   250,000        Royce Focus Trust                               $1,179,688
   125,000        Thomas Nelson, Inc.                             $1,156,250

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
December 31, 1999
--------------------------------------------------------------------------------

Shares    COMMON STOCK -- 92.3%                          Value
------    ---------------------                          -----
          APPAREL & TEXTILES -- .9%
  10,000     K-Swiss Inc. -- Class A                                $   185,781
  15,000     Nautica Enterprises, Inc.*                                 169,687
                                                                    -----------
                                                                        355,468
                                                                    -----------

          BUILDING MATERIALS & CONSTRUCTION -- 1.8%
  15,000     Champion Enterprises, Inc.*                                128,437
  25,000     Gardner Denver, Inc.*                                      417,187
  30,000     Schuler Homes, Inc.*                                       195,000
                                                                    -----------
                                                                        740,624
                                                                    -----------

          BUSINESS & INDUSTRIAL PRODUCTS -- .2%
   3,000     AptarGroup, Inc.                                            75,375
                                                                    -----------

          BUSINESS SERVICES -- 1.4%
   7,500     Convergys Corporation*                                     230,625
   7,500     NOVA Corporation*                                          236,719
  10,000     The ServiceMaster Company                                  123,125
                                                                    -----------
                                                                        590,469
                                                                    -----------

          COMMUNICATION EQUIPMENT & SERVICES -- 4.8%
  10,000     Advanced Communication Systems, Inc.*                      191,250
   6,100     Datron Systems Incorporated*                                51,850
  25,000     LoJack Corporation*                                        168,750
  35,000     Universal Electronics Inc.*                              1,610,000
                                                                    -----------
                                                                      2,021,850
                                                                    -----------

          COMPUTER EQUIPMENT & SERVICES -- 2.8%
  50,000     Mechanical Dynamics, Inc.*                                 256,250
  17,500     NCR Corporation*                                           662,813
   7,500     National Data Corporation                                  254,531
                                                                    -----------
                                                                      1,173,594
                                                                    -----------

          CONSUMER PRODUCTS -- DURABLES -- 6.0%
 100,000     Craftmade International, Inc.                              725,000
 160,000     Griffon Corporation*                                     1,250,000
  50,000     HMI Industries Inc.*                                        53,125
  27,500     La-Z-Boy Incorporated                                      462,344
                                                                    -----------
                                                                      2,490,469
                                                                    -----------

          CONSUMER PRODUCTS -- NONDURABLES -- 3.2%
  20,000     Helen of Troy Limited *                                    145,000
  54,500     Velcro Industries N.V.                                     657,406
  20,000     Weyco Group, Inc.                                          513,750
                                                                    -----------
                                                                      1,316,156
                                                                    -----------

          EDUCATION -- 2.1%
  10,000     Childtime Learning Centers, Inc.*                          123,750
   5,000     DeVRY, Inc.*                                                93,125
  20,000     Nobel Learning Communities, Inc.*                          145,000
  11,300     Quest Education Corporation*                                98,875
  10,000     Strayer Education, Inc.                                    197,500
  75,000     Whitman Education Group, Inc.*                             206,250
                                                                    -----------
                                                                        864,500
                                                                    -----------

          ELECTRONICS -- .9%
  15,000     Littelfuse, Inc.*                                          363,984
                                                                    -----------

          ENERGY & MINING -- 12.2%
   5,000     Diamond Offshore Drilling, Inc.                            152,813
  30,000     Forest Oil Corporation*                                    395,625
 150,000     Golden Star Resources Ltd.* (2)                            164,375
 100,000     Inco, Ltd. -- Class VBN*                                   868,750
 300,000     Input/Output, Inc.*                                      1,518,750
  12,500     Newmont Mining Corporation                                 306,250
  25,000     Oglebay Norton Company                                     593,750
  50,000     Patterson Energy, Inc.*                                    650,000
  50,000     Sante Fe Snyder Corporation*                               400,000
                                                                    -----------
                                                                      5,050,313
                                                                    -----------

          ENVIRONMENTAL SERVICES -- 1.1%
  50,000     Sevenson Environmental Services, Inc.                      475,000
                                                                    -----------

          FINANCE -- BANKS & THRIFTS -- 6.2%
   9,375     Chemical Financial Corporation                             298,828
 125,000     Ottawa Financial Corporation                             2,265,625
   1,000     Republic Bancorp Inc.                                       12,141
                                                                    -----------
                                                                      2,576,594
                                                                    -----------

          FINANCE -- INSURANCE -- 2.9%
  38,000     Acceptance Insurance Companies Inc.*                       220,875
  15,000     GAINSCO, Inc.                                               80,625
 100,000     Queensway Financial Holdings Limited*                      334,178
  85,000     Unico American Corporation                                 595,000
                                                                    -----------
                                                                      1,230,678
                                                                    -----------

          FINANCE -- MISCELLANEOUS -- 2.7%
  45,000     Countrywide Credit Industries, Inc.                      1,136,250
                                                                    -----------

          HEALTHCARE -- 4.6%
  70,000     America Service Group Inc.*                              1,050,000
  10,000     Brookdale Living Communities, Inc.*                        123,750
   5,000     IMPATH Inc.*                                               127,187
  60,000     STERIS Corporation*                                        618,750
                                                                    -----------
                                                                      1,919,687
                                                                    -----------

          HOLDING COMPANIES -- 1.5%
  50,000     PICO Holdings, Inc.*                                       615,625
                                                                    -----------

          INDUSTRIAL PRODUCTS & SERVICES -- 3.3%
  12,500     Crown Cork & Seal Company, Inc.                            279,688
   3,000     Greif Bros. Corporation -- Class A                          89,250
  10,000     Kaydon Corporation                                         268,125
  50,000     Maritrans Inc.                                             268,750
  60,000     Perceptron, Inc.*                                          240,000
   7,500     United Dominion Industries Limited                         149,531
  15,000     X-Rite, Incorporated                                        93,750
                                                                    -----------
                                                                      1,389,094
                                                                    -----------

          INFORMATION TECHNOLOGY -- 20.3%
   5,000     BARRA, Inc.*                                               158,750
  25,000     Compuware Corporation *                                    931,250
 240,000     Data Research Associates, Inc.                           1,920,000
   2,500     National Computer Systems, Inc.                             94,063
  12,500     RSA Security Inc.*                                         968,750
  75,000     Rainbow Technologies, Inc.*                              1,743,750
 105,000     SPSS Inc.*                                               2,651,250
                                                                    -----------
                                                                      8,467,813
                                                                    -----------

          PRINTING & PUBLISHING -- 2.9%
     465     The Detroit Legal News Company*                             71,610
 125,000     Thomas Nelson, Inc.                                      1,156,250
                                                                    -----------
                                                                      1,227,860
                                                                    -----------

          REAL ESTATE -- 5.4%
  16,499     I. Gordon Realty Corporation*                              150,553
      15     LaFourche Realty Company, Inc.                              96,000
 150,000     Malan Realty Investors, Inc.                             2,006,250
                                                                    -----------
                                                                      2,252,803
                                                                    -----------

          RETAIL -- 2.5%
  50,000     Charming Shoppes, Inc.*                                    331,250
  10,000     Miami Computer Supply Corporation*                         371,250
   3,000     Payless ShoeSource, Inc.*                                  141,000
  20,000     The Good Guys, Inc.*                                       186,250
                                                                    -----------
                                                                      1,029,750
                                                                    -----------

          TRANSPORTATION -- 2.6%
   7,500     Aviation Sales Company*                                    123,750
             Providence and Worcester Railroad
  25,000       Company                                                  200,000
 135,000     The Morgan Group, Inc. -- Class A                          776,250
                                                                    -----------
                                                                      1,100,000
                                                                    -----------

          TOTAL COMMON STOCK (Cost -- $32,950,766)                   38,463,956
                                                                    -----------

          PREFERRED STOCK -- 0.3% (Cost -- $132,739)
             Telos Corporation, 12% Cumulative
  35,000       Exchangable Preferred*                                   122,500
                                                                    -----------

          CLOSED-END FUNDS -- 4.5% (Cost -- $1,852,119)
  25,000     Central Securities Corporation                             681,250
 250,000     Royce Focus Trust, Inc.                                  1,179,688
                                                                    -----------
                                                                      1,860,938
                                                                    -----------

Face Amount                                                            Value
-----------                                                            -----

              REPURCHASE AGREEMENTS(1) -- 5.8% (Cost $2,430,178)
                Fifth Third Bank, 1.10%, dated 12/31/99, due
$ 2,430,178       1/03/00, repurchase proceeds: $2,430,401          $ 2,430,178
                                                                    -----------
              TOTAL INVESTMENTS -- 102.9% (Cost $37,365,802)         42,877,572
                                                                    -----------
              LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.9%)        (1,205,099)
                                                                    -----------
              NET ASSETS -- 100.0%                                  $41,672,473
                                                                    ===========

 * Non-income producing security.

(1)  Repurchase   agreements  are  fully   collateralized  by  U.S.   Government
     obligations.

(2) Includes 100,000 warrants entitling the Fund to purchase one additional common share per warrant for $.70 through February 25, 2001.

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost of $37,365,802) (Note 1) .......       $ 42,877,572
Cash .......................................................              4,539
Receivable for securities sold .............................            502,045
Receivable for capital shares sold .........................             21,318
Dividends receivable .......................................             76,337
Interest receivable ........................................                 74
Other assets ...............................................             23,705
                                                                   ------------
    TOTAL ASSETS ...........................................         43,505,590
                                                                   ------------

LIABILITIES
Payable for capital shares redeemed ........................            309,772
Payable for securities purchased ...........................          1,087,813
Accrued investment advisory fees (Note 2) ..................            168,391
Distributions payable to shareholders ......................            236,912
Other accrued expenses and liabilities .....................             30,229
                                                                   ------------
    TOTAL LIABILITIES ......................................          1,833,117
                                                                   ------------

NET ASSETS .................................................       $ 41,672,473
                                                                   ============

NET ASSETS CONSIST OF
Paid-in capital ............................................       $ 36,531,410
Distributions in excess of realized gains ..................           (370,707)
Net unrealized appreciation on investments .................          5,511,770
                                                                   ------------

NET ASSETS .................................................       $ 41,672,473
                                                                   ============
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) ...............          2,111,529
                                                                   ============

Net asset value, redemption price, and offering price
  per share ................................................       $      19.74
                                                                   ============

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends .................................................       $   576,402
  Interest ..................................................           187,654
                                                                    -----------
    TOTAL INVESTMENT INCOME .................................           764,056
                                                                    -----------
EXPENSES
  Investment advisory fees (Note 2) .........................           796,035
  Administration, accounting and transfer agent fees
    (Note 2) ................................................           111,129
  Trustees' fees and expenses ...............................            59,491
  Legal and audit fees ......................................            41,436
  Insurance expense .........................................            20,125
  Registration fees .........................................            18,096
  Custodian fees ............................................            13,429
  Reports to shareholders ...................................            12,069
  Other expenses ............................................            15,500
                                                                    -----------
    TOTAL EXPENSES ..........................................         1,087,310
                                                                    -----------
NET INVESTMENT LOSS .........................................          (323,254)
                                                                    -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net realized gains on investments .........................         2,790,206
  Net change in unrealized appreciation/depreciation
    on investments ..........................................        (4,141,106)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ...........        (1,350,900)
                                                                    -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS ..................       $(1,674,154)
                                                                    ===========

See notes to financial statements.

SCHWARTZ VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS For the Years Ended December 31, 1999 and 1998
-----------------------------------------------------------------------------

                                                          Year Ended        Year Ended
                                                         December 31,      December 31,
                                                             1999              1998
                                                         ------------      ------------
FROM OPERATIONS
  Net investment loss ..............................     $   (323,254)     $   (263,130)
  Net realized gains (losses) on investments .......        2,790,206          (542,124)
  Net change in unrealized appreciation/depreciation
    on investments .................................       (4,141,106)       (7,053,405)
                                                         ------------      ------------
Net decrease in net assets from operations .........       (1,674,154)       (7,858,659)
                                                         ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .......................               --                --
  From net realized gains on investments ...........       (2,111,109)               --
  Distributions in excess of realized gains ........         (370,707)               --
                                                         ------------      ------------
Net decrease in net assets from distributions to
  shareholders .....................................       (2,481,816)               --
                                                         ------------      ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ........................        4,815,186         8,246,596
  Reinvestment of distributions to shareholders ....        2,244,904                --
  Payments for shares redeemed .....................      (23,929,076)       (7,657,068)
                                                         ------------      ------------
Net increase (decrease) in net assets from capital
  share transactions ...............................      (16,868,986)          589,528
                                                         ------------      ------------

TOTAL DECREASE IN NET ASSETS .......................      (21,024,956)       (7,269,131)

NET ASSETS
  Beginning of year ................................       62,697,429        69,966,560
                                                         ------------      ------------
  End of year ......................................     $ 41,672,473      $ 62,697,429
                                                         ============      ============

ACCUMULATED NET INVESTMENT INCOME ..................     $         --      $         --
                                                         ============      ============
                                                                           ------------
SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold ........................................          224,924           344,319
Shares issued in reinvestment of distributions to
shareholders .......................................          113,724                --
Shares redeemed ....................................       (1,143,853)         (343,575)
                                                         ------------      ------------
Net increase (decrease) in shares outstanding ......         (805,205)              744
Shares outstanding, beginning of year ..............        2,916,734         2,915,990
                                                         ------------      ------------
Shares outstanding, end of year ....................        2,111,529         2,916,734
                                                         ============      ============

See notes to financial statements.

SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding
Throughout Each Period
--------------------------------------------------------------------------------

                                                                                  Year Ended December 31,
                                                         -------------------------------------------------------------------------
                                                            1999            1998            1997            1996            1995
                                                         ---------       ---------       ---------       ---------       ---------
Net asset value at beginning of year ...............     $   21.50       $   23.99       $   21.19       $   19.66       $   18.12
                                                         ---------       ---------       ---------       ---------       ---------
Income from investment operations:
    Net investment income (loss) ...................         (0.15)          (0.09)           0.06           (0.02)          (0.03)
    Net realized and unrealized gains (losses) on
      investments ..................................         (0.38)          (2.40)           5.88            3.61            3.09
                                                         ---------       ---------       ---------       ---------       ---------
Total from investment operations ...................         (0.53)          (2.49)           5.94            3.59            3.06
                                                         ---------       ---------       ---------       ---------       ---------
Less distributions:
  From net investment income .......................            --              --           (0.06)             --              --
  From net realized gains on investments ...........         (1.05)             --           (3.03)          (2.06)          (1.52)
  In excess of net realized gains on investments ...         (0.18)             --           (0.05)             --              --
                                                         ---------       ---------       ---------       ---------       ---------
Total distributions ................................         (1.23)             --           (3.14)          (2.06)          (1.52)
                                                         ---------       ---------       ---------       ---------       ---------
Net asset value at end of year .....................     $   19.74       $   21.50       $   23.99       $   21.19       $   19.66
                                                         =========       =========       =========       =========       =========
Total return .......................................          (2.5)%         (10.4)%          28.0%           18.3%           16.9%
                                                         =========       =========       =========       =========       =========
Ratios/Supplementary Data:
Ratio of expenses to average net assets ............          2.05%           1.94%           1.91%           1.97%           2.00%
Ratio of net investment income (loss) to average net
  assets ...........................................         (0.61)%         (0.39)%          0.24%          (0.08)%         (0.18)%
Portfolio turnover rate ............................            59%             54%             47%             50%             70%
Net assets at end of year (000's) ..................     $  41,672       $  62,697       $  69,967       $  55,105       $  53,137

See notes to financial statements.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1999
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

Schwartz Value Fund (the Fund) is a series of Schwartz Investment Trust, a diversified open-end management investment company established as an Ohio Business Trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993. The Fund determines and makes available for publication the net asset value of its shares on a daily basis.

The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in small cap value stocks. This investment in stocks, by definition, entails the risk of loss of capital to shareholders. See the Prospectus for more detailed information regarding the investment objectives of the Fund.

The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of investments -- Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the day of valuation, or, if not traded on a particular day, at the average of the highest current independent bid and lowest current independent offer; securities traded in the over-the- counter market, not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of trading on the day of valuation; and securities (and other assets) for which market quotations are not readily available are valued at their fair market value as determined in good faith pursuant to procedures established by the Board of Trustees. At December 31, 1999, Lafourche Realty Company, Inc. was valued pursuant to these procedures. Short-term securities are valued at amortized cost, which approximates market value.

      (b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no provision for income or excise taxes is necessary.

      The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles (GAAP), the basis on which these financial statements are prepared. The differences arise primarily from the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income or loss and net realized capital gain or loss reported in the financial statements may differ from that reported in the Fund's tax return and, consequently, the character of distributions to shareholders reported in the statements of changes and financial highlights may differ from that reported to shareholders for Federal income tax purposes. Distributions which exceed net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net realized gains in the accompanying statements. Net investment losses, for tax purposes, are reclassified to paid-in capital.

      (c) Security transactions and investment income -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate GAAP.

      (d) Dividends and distributions -- Dividends from net investment income and net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date.

      (e) Repurchase agreements -- The Fund may enter into repurchase agreements (agreements to purchase securities subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. The Fund's policy is to take possession of the underlying securities and, on a daily basis, mark to market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement.

      (f) Estimates -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The President of the Fund is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the Adviser). The Chairman of the Board of the Fund is also the President and CEO of Gregory J. Schwartz & Co., Inc. (the Distributor). Certain other trustees and officers of the Fund are officers of the Adviser or of Countrywide Fund Services, Inc. (CFS), the administrative, accounting and transfer agent for the Fund.

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Adviser a quarterly fee equal to the annual rate of 1.5% of the average daily net assets up to $75 million; 1.25% of such assets from $75 million to $100 million; and 1% of such assets in excess of $100 million.

The Distributor is the primary agent for the distribution of the Fund and receives fees from the Adviser, not the Fund or its shareholders.

Pursuant to an Administration, Accounting and Transfer Agency Agreement between the Fund and CFS, CFS supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder's account, and processes purchases and redemptions of the Fund's shares. For the performance of these services, the Fund pays CFS a fee, payable monthly, at an annual rate of .22% of average daily net assets up to $25 million; .20% of such assets from $25 million to $100 million; and .15% of such assets in excess of $100 million.

3.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investments other than short-term investments, for the year ended December 31, 1999, were $28,997,882 and $48,502,102, respectively.

4.   FEDERAL INCOME TAXES

As of December 31, 1999, net unrealized appreciation of securities was $5,141,063 for federal income tax purposes of which $8,893,305 related to appreciated securities and $3,752,242 related to depreciated securities. The aggregate cost of investments at December 31, 1999 for federal income tax purposes was $37,736,509.

5.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

On December 31, 1999, the Schwartz Value Fund declared and paid a long-term capital gain of $1.2326 per share. In January of 2000, shareholders will be provided with Form 1099-DIV which reports the amount and tax status of the capital gain distribution paid during calendar year 1999.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Shareholders and Trustees of
Schwartz Value Fund:

We have audited the accompanying statement of assets and liabilities of Schwartz Value Fund (the "Fund"), including the schedule of investments, as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schwartz Value Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Dayton, Ohio
January 21, 2000

                               Schwartz Value Fund

                              INVESTMENT PHILOSOPHY

     Schwartz Value Fund ("SVF") seeks long-term capital appreciation through value investing -- purchasing shares of strong, growing companies at reasonable prices. Because small and medium size companies offer vast reward opportunities, fundamental analysis is used to identify emerging companies with outstanding business characteristics. Sometimes the best values are issues not followed by Wall Street analysts.

     Most value investors buy fair companies at an excellent price. SVF attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics which by their nature, offer a margin of safety. A truly fine business requires few assets to produce a consistently expanding stream of income. SVF also purchases shares which are temporarily out-of-favor and selling below intrinsic value.

     A common thread in SVF investments is that the market price is below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that SVF can often buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

[ Back Cover ]

Schwartz Value Fund
a series of
Schwartz Investment Trust
3707 W. Maple Road
Bloomfield Hills, Michigan 48301
(248) 644-8500

Board of Trustees
Donald J. Dawson, Jr.
Fred A. Erb
John J. McHale
Sidney F. McKenna
George P. Schwartz, CFA
Gregory J. Schwartz, Chairman

Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary/Treasurer
Tina D. Hosking, CPA, Assistant Secretary
Brian J. Manley, CPA, Assistant Secretary
Robert L. Bennett, Assistant Treasurer

Investment Adviser
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

Distributor
GREGORY J. SCHWARTZ & CO., INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

Custodian
FIFTH THIRD BANK
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Administrator
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

Auditors
DELOITTE & TOUCHE LLP
1700 Courthouse Plaza Northeast
Dayton, Ohio 45402

Legal Counsel
SULLIVAN & WORCESTER LLP
1025 Connecticut Avenue, N.W.
Washington, D.C. 20036

Schwartz Value Fund is a 100% no-load diversified investment company (a mutual fund). The investment objective is long-term capital appreciation.